John Hancock Funds II

Emerging Markets Debt Fund

Supplement dated 8-9-13 to the Prospectus dated 1-1-13, as supplemented

Effective immediately pursuant to a shareholder vote, the Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. Accordingly, the Prospectus is being revised as follows:

The “Principal Investment Strategies” section and the “Investment strategies” section are each amended to include the following sentence:

The fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The “Principal Risks of Investing in the Fund” section in the “Fund summary” is amended to include the following:

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.